UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2020

Annual Report

to Shareholders

DWS CROCI® International Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
19	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights
29	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm
42	Information About Your Fund’s Expenses
43	Tax Information
44	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
54	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS CROCI® International Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events leading up to or in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS CROCI® International Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Management Process

Portfolio management selects stocks of companies that it believes offer economic value utilizing the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, in addition to other factors. Under the CROCI® strategy, economic value is measured using various metrics such as the CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio). The CROCI® Economic P/E Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity).

Portfolio management selects stocks primarily from a universe consisting of the largest companies in developed markets outside North America represented in the CROCI® Investment Strategy and Valuation Group’s database of companies evaluated using the CROCI® strategy. Generally, this database has included approximately 400 stocks from developed markets outside of North America.

Portfolio management periodically review and adjusts the Fund’s portfolio in order to maintain the desired balance between return potential and various risk factors, such as, without limitation: style, size, country and idiosyncratic risks. Portfolio management may refer to the output of various optimization tools and other portfolio construction techniques in order to help control for tax efficiency, unwanted portfolio exposure to the risk factors specified above versus the benchmark, as well as undesired levels of portfolio turnover, and other factors. Portfolio management may use criteria other than the CROCI® strategy in selecting investments.

The Fund returned 8.27% in the 12-month period ended August 31, 2020, outperforming the –3.24% return of the MSCI EAFE Value Index.

Although the index finished in negative territory, the investment backdrop was in fact quite positive for the majority of the past year. From the beginning of the reporting period through mid-January 2020, stocks moved gradually higher thanks to the combination of steady economic growth,

4	|	DWS CROCI® International Fund

supportive global central bank policies, and signs that the United States and China were moving closer to a resolution to their trade dispute. However, this favorable backdrop changed suddenly in the first calendar quarter of 2020 once it became evident that COVID-19 was spreading across the globe. As governments took steps to counter the virus by shutting down broad segments of their economies, equities experienced a large, rapid decline. World governments and central banks responded by providing stimulus of historic magnitude, which helped arrest the market downturn in late March. These measures, together with hopes that the impact of the virus would be less extreme than first thought, contributed to a strong rally that lasted through the end of August and brought the index close to the break-even mark for the full period.

At the country level, Germany and Sweden were top performers in the value index. Japan, while posting a small loss, nonetheless outperformed on a relative basis. On the other end of the spectrum, the United Kingdom was a notable laggard. Asia ex-Japan countries — including Australia, Hong Kong, and Singapore — also trailed the broader index.

“Stock selection and sector allocations both contributed to the Fund’s outperformance, indicating that our process was successful in leveraging multiple sources of return potential.”

The strength in foreign currencies versus the U.S. dollar augmented returns for U.S. investors. The index returned -9.28% in local currency terms, indicating that currency translation added 6.04 percentage points to the index’s return. Since we chose not to hedge the portfolio’s foreign currency exposure, this factor carried through to Fund returns.

Continuing a multi-year trend, the value style underperformed growth. The –3.24% return for the MSCI EAFE Value Index compared to gains of 6.13% and 15.49%, respectively, for the MSCI EAFE Index and the MSCI EAFE Growth Index. The long span of outperformance for growth stocks may make it easy for individual investors to forget that the growth and value styles tend to alternate leadership over time. While it’s impossible to say when recent trends might shift, a more subdued investment environment could spark renewed interest in value stocks. We believe the Fund, which registered a positive return even at a time of meaningful underperformance for value stocks, is positioned to benefit once investor preferences begin to change.

DWS CROCI® International Fund	|	5

Fund Performance

Stock selection and sector allocations both contributed to the Fund’s outperformance, indicating that our process was successful in leveraging multiple sources of return potential.

With respect to stock selection, the Fund’s holdings outpaced the corresponding benchmark components by the widest margin in the health care sector. Among the key contributors were UCB SA (Belgium), which benefited from its impressive pipeline of new drugs and promising treatment for psoriasis, and Roche Holding AG (Switzerland), which rose as strength in several key drugs helped boost its sales growth. Consumer discretionary was an additional area of outperformance, largely as a result of positions in the U.K. homebuilding stocks Persimmon PLC, Taylor Wimpey PLC, and Barratt Developments PLC.* All three performed well on the year, as demand in the U.K. housing market was stronger than expected due in part to high levels of government support. Our performance in the technology sector also added value, led by a position in Singapore-based contract-manufacturing company Venture Corp., Ltd. The firm posted better-than-expected profits, boosted its dividend, and provided upbeat forward guidance. Tokyo Electron Ltd., which also offered a robust outlook, was an additional contributor in technology. Outside of these three sectors, Nintendo Co., Ltd. (Japan) was a top contributor as rising digital game sales helped fuel strong earnings. Underweights in the lagging U.K. financial stocks HSBC Holdings PLC* and Lloyd’s Banking Group PLC* further aided relative performance.

On the negative side, stock selection in industrials weighed on results. Central Japan Railway Co.* was the leading detractor from performance. COVID-19 created an uncertain outlook for the company, prompting analysts to downgrade the stock and raising questions about the sustainability of its current dividend. International Airlines Group SA* (IAG) (Spain) was also hurt by the coronavirus. While all airlines were pressured by the shutdowns, IAG was particularly vulnerable since many of its routes are to/from COVID-19 hotspots. A position in the Japan-based tire producer Bridgestone Corp., which experienced weak sales in China in the wake of the virus, was an additional detractor of note.

Positive results from sector allocations augmented the effect of stock selection. An underweight in energy, which lagged the broader market by a wide margin due to softness in oil prices and concerns that domestic

6	|	DWS CROCI® International Fund

production may have peaked, was a key contributor. An underweight in financials also added value, as the sector was hurt by concerns about slower economic growth and the shrinking margin between short- and long-term interest rates. An overweight in health care, which benefited from its low economic sensitivity, was a further positive. A zero weighting in real estate and an overweight in consumer discretionary contributed, as well. Conversely, an underweight in utilities detracted. The Fund’s holdings tend to deviate quite a bit from those of the benchmark, as we invest in areas where we find the most attractive values based on the CROCI® investment process, rather than seeking to match the weightings in the index.

Outlook and Positioning

The markets offered a mixed picture at the end of period. Economic growth remained on a shaky footing, and the valuation of the overall market appeared somewhat extended given the outlook for weak corporate earnings in the next six to 12 months. At the same time, however, the combination of stimulative global central bank policies and ultra-low yields on government bonds remained an important source of support for stock prices. In this uncertain environment, our strategy was to stay focused on our disciplined, systematic approach to stock selection. We believe that emphasizing individual stock picking, rather than trying to construct a portfolio on the basis of economic developments or short-term market movements, is the most effective way to add value over time.

*	Not held at August 31, 2020.

DWS CROCI® International Fund	|	7

Portfolio Management Team

Di Kumble, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–

Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Senior Portfolio Manager, Head of Tax Managed Equities: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

John Moody, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.

–	Portfolio Analyst/Portfolio Manager: New York.

–	BS in Business Management, Fairfield University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged equity index which captures large and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI EAFE® Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

8	|	DWS CROCI® International Fund

Performance Summary	August 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	8.27%	2.46%	4.57%
Adjusted for the Maximum Sales Charge (max 5.75% load)	2.05%	1.25%	3.96%
MSCI EAFE Value Index†	–3.24%	0.79%	3.46%
MSCI EAFE Index††	6.13%	4.72%	5.88%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	8.33%	2.46%	4.60%
Adjusted for the Maximum Sales Charge (max 2.50% load)	5.62%	1.94%	4.34%
MSCI EAFE Value Index†	–3.24%	0.79%	3.46%
MSCI EAFE Index††	6.13%	4.72%	5.88%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	7.50%	1.70%	3.78%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.50%	1.70%	3.78%
MSCI EAFE Value Index†	–3.24%	0.79%	3.46%
MSCI EAFE Index††	6.13%	4.72%	5.88%

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 8/31/20
No Sales Charges	8.72%	2.86%	1.98%
MSCI EAFE Value Index†	–3.24%	0.79%	–0.28%
MSCI EAFE Index††	6.13%	4.72%	3.42%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
No Sales Charges	8.56%	2.72%	4.85%
MSCI EAFE Value Index†	–3.24%	0.79%	3.46%
MSCI EAFE Index††	6.13%	4.72%	5.88%

DWS CROCI® International Fund	|	9

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
No Sales Charges	8.66%	2.77%	4.94%
MSCI EAFE Value Index†	–3.24%	0.79%	3.46%
MSCI EAFE Index††	6.13%	4.72%	5.88%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 1.17%, 1.14%, 1.89%, 0.78%, 0.91% and 0.89% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS CROCI® International Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS CROCI® International Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on December 1, 2014.

†

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

††

MSCI EAFE Index is an unmanaged equity index which captures large and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

On December 1, 2019, the MSCI EAFE Value Index replaced the MSCI EAFE Index as the fund’s primary benchmark index, and will no longer serve as the fund’s secondary benchmark index. The Advisor believes that the MSCI EAFE Value Index better represents the fund’s investment strategy and is thereforemore suitable for performance comparison.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
8/31/20	$43.46	$43.47	$43.06	$43.41	$43.68	$43.49
8/31/19	$41.41	$41.40	$41.02	$41.35	$41.61	$41.40

Distribution Information as of 8/31/20
Income Dividends, Twelve Months	$1.47	$1.48	$1.11	$1.66	$1.60	$1.60

DWS CROCI® International Fund	|	11

Portfolio Summary	(Unaudited)

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/20	8/31/19
Japan	28%	31%
France	13%	7%
United Kingdom	12%	16%
Germany	10%	6%
Switzerland	9%	9%
Australia	7%	7%
Netherlands	4%	9%
Belgium	4%	5%
Singapore	3%	2%
Italy	3%	2%
Sweden	3%	—
Finland	1%	1%
Hong Kong	1%	1%
Spain	—	3%
Other	2%	1%
	100%	100%

Asset Allocation (As a % of Investment Portfolio)	8/31/20	8/31/19
Common Stocks	97%	97%
Preferred Stock	3%	3%
Cash Equivalents	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/20	8/31/19
Health Care	21%	18%
Consumer Discretionary	19%	26%
Financials	13%	15%
Materials	12%	9%
Consumer Staples	12%	8%
Information Technology	10%	5%
Industrials	7%	13%
Utilities	3%	—
Communication Services	2%	1%
Energy	1%	5%
	100%	100%

Currency Exposure (As a % of Investment Portfolio)	8/31/20	8/31/19
Euro	35%	34%
Japanese Yen	27%	30%
British Pound	12%	17%
Swiss Franc	9%	8%
Australian Dollar	8%	7%
Singapore Dollar	3%	2%
Swedish Krona	3%	—
Danish Krone	1%	—
Hong Kong Dollar	1%	1%
United States Dollar	1%	0%
New Zealand Dollar	0%	1%
	100%	100%

12	|	DWS CROCI® International Fund

Ten Largest Equity Holdings at August 31, 2020 (37.1% of Net Assets)		Country	Percent
1	BHP Group Ltd.	Australia	4.8%
	Producer of petroleum, minerals and steel products
2	Sumitomo Mitsui Financial Group, Inc.	Japan	4.7%
	Provider of commercial banking and a variety of financial services
3	Sanofi	France	4.2%
	Manufactures prescription pharmaceuticals
4	Roche Holding AG	Switzerland	4.1%
	Developer of pharmaceutical and chemical products
5	UCB SA	Belgium	3.5%
	Global biopharmaceutical company
6	Bridgestone Corp.	Japan	3.4%
	Manufacturer of automobile tires
7	Toyota Industries Corp.	Japan	3.4%
	Manufactures automotive parts such as engines and air conditioner compressors
8	Beiersdorf AG	Germany	3.1%
	Developer of personal care and disposable medical products
9	Intesa Sanpaolo SpA	Italy	3.0%
	Provider of banking and financial services
10	Henkel AG & Co. KGaA	Germany	2.9%
	Producer of chemical and household products

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

DWS CROCI® International Fund	|	13

Investment Portfolio	as of August 31, 2020

	Shares	Value ($)
Common Stocks 95.9%
Australia 7.5%

Australia & New Zealand Banking Group Ltd.	582,075	7,847,778

BHP Group Ltd.	837,573	23,418,982

Boral Ltd.	524,036	1,549,876

Orica Ltd.	171,823	2,202,534

Origin Energy Ltd.	398,213	1,644,732

(Cost $36,830,050)		36,663,902

Austria 0.9%
OMV AG (Cost $4,658,672)	136,348	4,435,499

Belgium 3.5%
UCB SA (Cost $12,311,143)	144,640	17,177,766

Denmark 0.7%

Novo Nordisk AS “B”	28,694	1,900,544

Pandora AS	22,839	1,668,168

(Cost $3,441,298)		3,568,712

Finland 1.2%

Fortum Oyj	80,235	1,696,184

Nokia Oyj*	828,757	4,027,691

(Cost $4,574,960)		5,723,875

France 12.6%

Arkema SA	37,101	4,113,100

Atos SE*	74,393	6,436,325

BNP Paribas SA*	190,257	8,301,836

Credit Agricole SA*	624,010	6,395,161

Danone SA	36,749	2,416,379

Engie SA*	536,754	7,465,441

Kering SA	9,960	6,116,416

Sanofi	204,239	20,685,250

(Cost $65,467,195)		61,929,908

Germany 6.9%

Bayer AG (Registered)	85,826	5,688,433

Beiersdorf AG	133,029	15,367,017

Brenntag AG	100,219	6,274,025

Fresenius Medical Care AG & Co. KGaA	18,856	1,598,979

Fresenius SE & Co. KGaA	68,135	3,154,786

Merck KGaA	14,014	1,900,638

(Cost $33,256,147)		33,983,878

The accompanying notes are an integral part of the financial statements.

14	|	DWS CROCI® International Fund

	Shares	Value ($)
Hong Kong 0.7%
CLP Holdings Ltd. (Cost $2,978,642)	321,000	3,154,003

Ireland 0.5%
CRH PLC (Cost $2,032,931)	65,024	2,405,488

Italy 3.0%
Intesa Sanpaolo SpA* (Cost $14,556,210)	6,893,504	14,850,233

Japan 27.3%

Astellas Pharma, Inc.	101,100	1,588,830

Bridgestone Corp.	527,931	16,752,831

Dentsu Group, Inc.	77,200	2,029,219

ITOCHU Corp.	71,400	1,835,981

KDDI Corp.	57,000	1,656,479

Mitsubishi UFJ Financial Group, Inc.	649,200	2,712,279

Nintendo Co., Ltd.	17,900	9,589,255

Ono Pharmaceutical Co., Ltd.	249,300	7,529,724

Seven & i Holdings Co., Ltd.	54,500	1,766,497

Shin-Etsu Chemical Co., Ltd.	40,623	4,941,957

Shionogi & Co., Ltd.	135,600	7,531,840

Sony Corp.	49,104	3,852,194

Subaru Corp.	163,484	3,399,646

Sumitomo Electric Industries Ltd.	754,136	8,893,130

Sumitomo Mitsui Financial Group, Inc.	776,226	22,851,085

Takeda Pharmaceutical Co., Ltd.	43,300	1,618,512

Tokyo Electron Ltd.	30,123	7,721,658

Toyota Industries Corp.	286,942	16,742,686

Toyota Motor Corp.	166,274	10,998,590

(Cost $139,806,884)		134,012,393

Netherlands 3.6%

Koninklijke Ahold Delhaize NV	356,232	10,721,262

Koninklijke KPN NV	2,661,380	6,977,580

(Cost $14,696,148)		17,698,842

Singapore 3.1%

Singapore Telecommunications Ltd.	1,447,600	2,447,157

Venture Corp., Ltd.	858,601	12,526,721

(Cost $12,621,505)		14,973,878

Sweden 3.0%

Alfa Laval AB*	82,068	2,005,731

Telefonaktiebolaget LM Ericsson “B”	823,239	9,541,228

Volvo AB “B”	169,107	3,231,680

(Cost $11,172,263)		14,778,639

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	15

	Shares	Value ($)
Switzerland 8.9%

Adecco Group AG (Registered)	209,956	10,976,847

LafargeHolcim Ltd. (Registered)*	223,468	10,605,429

Novartis AG (Registered)	23,197	2,002,648

Roche Holding AG (Genusschein)	57,667	20,139,910

(Cost $45,990,281)		43,724,834

United Kingdom 12.5%

Babcock International Group PLC	446,909	1,628,850

BAE Systems PLC	552,140	3,825,951

British American Tobacco PLC	233,085	7,916,151

Bunzl PLC	65,710	2,124,246

GlaxoSmithKline PLC	437,028	8,600,844

Imperial Brands PLC	294,151	4,933,143

Johnson Matthey PLC	61,839	1,955,741

Mondi PLC	96,232	1,881,779

Persimmon PLC	356,482	12,439,833

Rio Tinto PLC	124,400	7,669,984

Smiths Group PLC	79,580	1,487,541

Taylor Wimpey PLC	4,255,778	6,985,084

(Cost $63,191,931)		61,449,147
Total Common Stocks (Cost $467,586,260)		470,530,997

Preferred Stocks 2.9%
Germany
Henkel AG & Co. KGaA (Cost $16,912,034)	138,880	14,180,071

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.09% (a) (Cost $2,582,527)	2,582,527	2,582,527

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $487,080,821)	99.3	487,293,595
Other Assets and Liabilities, Net	0.7	3,325,088

Net Assets	100.0	490,618,683

The accompanying notes are an integral part of the financial statements.

16	|	DWS CROCI® International Fund

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2020 are as follows:

Value ($) at 8/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 8/31/2020	Value ($) at 8/31/2020
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (a) (b)
—	— (c)	—	—	—	40,964	—	—	—
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.09% (a)
1,845,787	96,705,725	95,968,985	—	—	32,418	—	2,582,527	2,582,527
1,845,787	96,705,725	95,968,985	—	—	73,382	—	2,582,527	2,582,527

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended August 31, 2020.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	17

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$36,663,902	$—	$—	$36,663,902
Austria	4,435,499	—	—	4,435,499
Belgium	17,177,766	—	—	17,177,766
Denmark	3,568,712	—	—	3,568,712
Finland	5,723,875	—	—	5,723,875
France	61,929,908	—	—	61,929,908
Germany	33,983,878	—	—	33,983,878
Hong Kong	3,154,003	—	—	3,154,003
Ireland	2,405,488	—	—	2,405,488
Italy	14,850,233	—	—	14,850,233
Japan	134,012,393	—	—	134,012,393
Netherlands	17,698,842	—	—	17,698,842
Singapore	14,973,878	—	—	14,973,878
Sweden	14,778,639	—	—	14,778,639
Switzerland	43,724,834	—	—	43,724,834
United Kingdom	—	61,449,147	—	61,449,147
Preferred Stocks	14,180,071	—	—	14,180,071
Short-Term Investments	2,582,527	—	—	2,582,527
Total	$425,844,448	$61,449,147	$—	$487,293,595

The accompanying notes are an integral part of the financial statements.

18	|	DWS CROCI® International Fund

Statement of Assets and Liabilities

as of August 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $484,498,294)	$484,711,068
Investment in DWS Central Cash Management Government Fund (cost $2,582,527)	2,582,527
Cash	8
Foreign currency, at value (cost $119,757)	121,408
Receivable for investments sold	1,418,511
Receivable for Fund shares sold	16,530
Dividends receivable	1,153,012
Interest receivable	1,207
Foreign taxes recoverable	1,376,838
Other assets	24,869
Total assets	491,405,978

Liabilities
Payable for Fund shares redeemed	164,470
Accrued management fee	234,068
Accrued Directors’ fees	9,311
Other accrued expenses and payables	379,446
Total liabilities	787,295
Net assets, at value	$490,618,683

Net Assets Consist of
Distributable earnings (loss)	(482,355,745)
Paid-in capital	972,974,428
Net assets, at value	$490,618,683

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	19

Statement of Assets and Liabilities as of August 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($63,695,237 ÷ 1,465,604 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$43.46

Maximum offering price per share (100 ÷ 94.25 of $43.46)	$46.11
Class T

Net Asset Value, offering and redemption price per share ($9,969 ÷ 229.31 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$43.47

Maximum offering price per share (100 ÷ 97.50 of $43.47)	$44.58
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($16,291,252 ÷ 378,313 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$43.06
Class R6

Net Asset Value, offering and redemption price per share ($1,882,063 ÷ 43,354 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$43.41
Class S

Net Asset Value, offering and redemption price per share ($391,515,636 ÷ 8,962,997 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$43.68
Institutional Class

Net Asset Value, offering and redemption price per share ($17,224,526 ÷ 396,060 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$43.49

The accompanying notes are an integral part of the financial statements.

20	|	DWS CROCI® International Fund

Statement of Operations

for the year ended August 31, 2020

Investment Income
Income:

Dividends (net of foreign taxes withheld of $1,359,518)	$15,535,784
Income distributions — DWS Central Cash Management Government Fund	32,418
Securities lending income, net of borrower rebates	40,964
Total income	15,609,166
Expenses:

Management fee	2,974,195
Administration fee	519,397
Services to shareholders	926,059
Distribution and service fees	358,262
Custodian fee	70,340
Professional fees	91,400
Reports to shareholders	70,833
Registration fees	70,954
Directors’ fees and expenses	21,135
Other	49,699
Total expenses before expense reductions	5,152,274
Expense reductions	(1,812)
Total expenses after expense reductions	5,150,462
Net investment income	10,458,704

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(33,607,652)
Foreign currency	(175,329)
(33,782,981)
Change in net unrealized appreciation (depreciation) on:
Investments	65,714,545
Foreign currency	128,592
65,843,137
Net gain (loss)	32,060,156
Net increase (decrease) in net assets resulting from operations	$42,518,860

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	21

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$10,458,704	$18,626,598
Net realized gain (loss)	(33,782,981)	(60,330,624)
Change in net unrealized appreciation (depreciation)	65,843,137	(29,369,092)
Net increase (decrease) in net assets resulting from operations	42,518,860	(71,073,118)
Distributions to shareholders:

Class A	(2,317,610)	(2,720,580)
Class T	(329)	(301)
Class C	(563,339)	(815,270)
Class R6	(84,485)	(148,805)
Class S	(15,540,004)	(17,863,900)
Institutional Class	(1,082,400)	(2,356,783)
Total distributions	(19,588,167)	(23,905,639)
Fund share transactions:

Proceeds from shares sold	11,283,006	42,048,020
Reinvestment of distributions	18,556,926	22,608,370
Payments for shares redeemed	(116,614,430)	(295,918,699)
Net increase (decrease) in net assets from Fund share transactions	(86,774,498)	(231,262,309)
Increase (decrease) in net assets	(63,843,805)	(326,241,066)
Net assets at beginning of period	554,462,488	880,703,554

Net assets at end of period	$490,618,683	$554,462,488

The accompanying notes are an integral part of the financial statements.

22	|	DWS CROCI® International Fund

Financial Highlights

	Years Ended August 31,
Class A	2020		2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$41.41		$46.96	$47.11	$40.65		$44.94
Income (loss) from investment operations:

Net investment income (loss)[a]	.76		1.13	1.03	.72		.93
Net realized and unrealized gain (loss)	2.76		(5.30)	(.09)	7.18		(3.83)
Total from investment operations	3.52		(4.17)	.94	7.90		(2.90)
Less distributions from:

Net investment income	(1.47)		(1.38)	(1.09)	(1.44)		(1.39)
Redemption fees	—		—	—	.00	*	.00 *
Net asset value, end of period	$43.46		$41.41	$46.96	$47.11		$40.65
Total Return (%)[b]	8.27	[c]	(8.75)	1.94	19.97		(6.55)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64		70	100	139		314
Ratio of expenses before expense reductions (%)	1.19		1.17	1.17	1.13		1.14
Ratio of expenses after expense reductions (%)	1.19		1.17	1.17	1.13		1.14
Ratio of net investment income (loss) (%)	1.78		2.62	2.13	1.69		2.25
Portfolio turnover rate (%)	68		101	53	67		87

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	23

	Years Ended August 31,			Period Ended
Class T	2020	2019	2018	8/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$41.40	$46.98	$47.07	$47.63
Income (loss) from investment operations:

Net investment income (loss)[b]	.78	1.17	1.10	.10
Net realized and unrealized gain (loss)	2.77	(5.35)	(.12)	(.66)
Total from investment operations	3.55	(4.18)	.98	(.56)
Less distributions from:

Net investment income	(1.48)	(1.40)	(1.07)	—
Net asset value, end of period	$43.47	$41.40	$46.98	$47.07
Total Return (%)[c]	8.33	(8.73)	2.02	(1.18	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	9	10	10
Ratio of expenses (%)	1.12	1.14	1.11	1.18	*
Ratio of net investment income (loss) (%)	1.83	2.70	2.28	.93	*
Portfolio turnover rate (%)	68	101	53	67	[d]

[a]	For the period from June 5, 2017 (commencement of operations) to August 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Represents the Funds’s portfolio turnover rate for the year ended August 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

24	|	DWS CROCI® International Fund

	Years Ended August 31,
Class C	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$41.02	$46.51	$46.61	$40.23		$44.47
Income (loss) from investment operations:

Net investment income (loss)[a]	.45	.79	.69	.48		.63
Net realized and unrealized gain (loss)	2.70	(5.21)	(.10)	7.01		(3.82)
Total from investment operations	3.15	(4.42)	.59	7.49		(3.19)
Less distributions from:

Net investment income	(1.11)	(1.07)	(.69)	(1.11)		(1.05)
Redemption fees	—	—	—	.00	*	.00 *
Net asset value, end of period	$43.06	$41.02	$46.51	$46.61		$40.23
Total Return (%)[b]	7.50	(9.41)	1.23	19.01		(7.26)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	23	43	65		95
Ratio of expenses (%)	1.91	1.89	1.88	1.92		1.89
Ratio of net investment income (loss) (%)	1.06	1.83	1.43	1.14		1.55
Portfolio turnover rate (%)	68	101	53	67		87

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	25

	Years Ended August 31,
Class R6	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$41.35	$46.92	$47.06	$40.62		$44.89
Income (loss) from investment operations:

Net investment income (loss)[a]	.94	1.18	1.41	1.01		1.15
Net realized and unrealized gain (loss)	2.78	(5.20)	(.27)	7.03		(3.89)
Total from investment operations	3.72	(4.02)	1.14	8.04		(2.74)
Less distributions from:

Net investment income	(1.66)	(1.55)	(1.28)	(1.60)		(1.53)
Redemption fees	—	—	—	.00	*	.00 *
Net asset value, end of period	$43.41	$41.35	$46.92	$47.06		$40.62
Total Return (%)	8.72	(8.39)	2.36	20.41		(6.20)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	5	3		2
Ratio of expenses (%)	.77	.78	.76	.75		.75
Ratio of net investment income (loss) (%)	2.19	2.73	2.93	2.33		2.84
Portfolio turnover rate (%)	68	101	53	67		87

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS CROCI® International Fund

	Years Ended August 31,
Class S	2020	2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$41.61	$47.20	$47.34	$40.86		$45.15
Income (loss) from investment operations:

Net investment income (loss)[a]	.88	1.23	1.18	.99		1.03
Net realized and unrealized gain (loss)	2.79	(5.32)	(.11)	7.03		(3.84)
Total from investment operations	3.67	(4.09)	1.07	8.02		(2.81)
Less distributions from:

Net investment income	(1.60)	(1.50)	(1.21)	(1.54)		(1.48)
Redemption fees	—	—	—	.00	*	.00 *
Net asset value, end of period	$43.68	$41.61	$47.20	$47.34		$40.86
Total Return (%)	8.56	(8.49)	2.20	20.21		(6.32)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	392	424	651	816		872
Ratio of expenses (%)	.91	.91	.90	.90		.92
Ratio of net investment income (loss) (%)	2.05	2.83	2.42	2.28		2.51
Portfolio turnover rate (%)	68	101	53	67		87

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	27

	Years Ended August 31,
Institutional Class	2020		2019	2018	2017		2016

Selected Per Share Data
Net asset value, beginning of period	$41.40		$46.99	$47.13	$40.69		$44.97
Income (loss) from investment operations:

Net investment income (loss)[a]	.93		1.22	1.22	.83		1.07
Net realized and unrealized gain (loss)	2.76		(5.30)	(.12)	7.18		(3.85)
Total from investment operations	3.69		(4.08)	1.10	8.01		(2.78)
Less distributions from:
Net investment income	(1.60)		(1.51)	(1.24)	(1.57)		(1.50)
Redemption fees	—		—	—	.00	*	.00 *
Net asset value, end of period	$43.49		$41.40	$46.99	$47.13		$40.69
Total Return (%)	8.66	[b]	(8.50)	2.27	20.29		(6.27)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17		34	82	78		163
Ratio of expenses before expense reductions (%)	.85		.89	.85	.83		.83
Ratio of expenses after expense reductions (%)	.85		.89	.85	.83		.83
Ratio of net investment income (loss) (%)	2.16		2.81	2.52	1.95		2.60
Portfolio turnover rate (%)	68		101	53	67		87

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS CROCI® International Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS CROCI® International Fund (the “Fund”) is a diversified series of Deutsche DWS International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS CROCI® International Fund	|	29

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of

30	|	DWS CROCI® International Fund

the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Prior to December 12, 2019, Deutsche Bank AG was the lending agent for the Fund. Effective December 12, 2019, Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended August 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of August 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent.

DWS CROCI® International Fund	|	31

Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2020, the Fund had no securities on loan.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2020, the Fund had net tax basis capital loss carry forwards of approximately $487,913,000 losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($268,397,000) and long-term losses ($219,516,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a

32	|	DWS CROCI® International Fund

result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$5,436,930
Capital loss carryforwards	$(487,913,000)
Net unrealized appreciation (depreciation) on investments	$36,276

At August 31, 2020, the aggregate cost of investments for federal income tax purposes was $487,257,319. The net unrealized appreciation for all investments based on tax cost was $36,276. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $39,147,738 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $39,111,462.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2020	2019
Distributions from ordinary income	$19,588,167	$23,905,639

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

DWS CROCI® International Fund	|	33

B. Purchases and Sales of Securities

During the year ended August 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $352,537,588 and $432,680,650, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund’s average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the year ended August 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.565% of the Fund’s average daily net assets.

For the period from September 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.22%
Class T	1.22%
Class C	1.97%
Class R6	.97%
Class S	.97%
Institutional Class	.97%

34	|	DWS CROCI® International Fund

For the period from October 1, 2019 through September 30, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.25%
Class T	1.25%
Class C	2.00%
Class R6	1.00%
Class S	1.00%
Institutional Class	1.00%

Effective October 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.23%
Class T	1.23%
Class C	1.98%
Class R6	.98%
Class S	.98%
Institutional Class	.98%

For the year ended August 31, 2020, fees waived and/or expenses reimbursed for certain classes are as follows:

Class A	$1,496
Institutional Class	316
$1,812

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2020, the Administration Fee was $519,397, of which $40,185 is unpaid.

DWS CROCI® International Fund	|	35

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2020
Class A	$61,701	$10,167
Class T	20	3
Class C	3,168	479
Class R6	189	34
Class S	320,684	52,511
Institutional Class	1,317	194
	$387,079	$63,388

In addition, for the year ended August 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$63,839
Class C	27,211
Class S	274,797
Institutional Class	20,875
$386,722

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2020
Class C	$150,541	$10,366

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to

36	|	DWS CROCI® International Fund

0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2020	Annual Rate
Class A	$159,179	$28,183	.24%
Class T	14	8	.15%
Class C	48,528	6,755	.24%
	$207,721	$34,946

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2020 aggregated $2,181.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2020, the CDSC for Class C shares aggregated $1,125. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $15,309, of which $6,962 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an

DWS CROCI® International Fund	|	37

amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Prior to December 12, 2019, Deutsche Bank AG was the lending agent for the Fund. Effective December 12, 2019, Brown Brothers Harriman & Co. serves as securities lending agent for the Fund. For the period ended August 31, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $189.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2020.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	45,302	$1,925,401	66,783	$2,889,149
Class C	5,428	235,126	17,070	727,706
Class R6	6,375	236,306	10,542	458,248
Class S	133,357	5,812,021	201,724	8,664,053
Institutional Class	70,775	3,074,152	687,934	29,308,864
		$11,283,006		$42,048,020

Shares issued to shareholders in reinvestment of distributions
Class A	47,708	$2,229,858	66,802	$2,623,307
Class T	7.04	329	7.67	301
Class C	11,527	536,452	19,751	772,076
Class R6	1,815	84,485	3,804	148,805
Class S	311,898	14,625,114	425,998	16,784,330
Institutional Class	23,171	1,080,688	58,152	2,279,551
		$18,556,926		$22,608,370

38	|	DWS CROCI® International Fund

	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(326,730)	$(14,063,641)	(567,669)	$(24,344,026)
Class C	(209,043)	(8,683,251)	(392,072)	(16,802,220)
Class R6	(17,965)	(726,890)	(69,025)	(2,932,753)
Class S	(1,681,347)	(71,280,983)	(4,216,729)	(180,988,667)
Institutional Class	(521,114)	(21,859,665)	(1,658,769)	(70,851,033)
		$(116,614,430)		$(295,918,699)

Net increase (decrease)
Class A	(233,720)	$(9,908,382)	(434,084)	$(18,831,570)
Class T	7.04	329	7.67	301
Class C	(192,088)	(7,911,673)	(355,251)	(15,302,438)
Class R6	(9,775)	(406,099)	(54,679)	(2,325,700)
Class S	(1,236,092)	(50,843,848)	(3,589,007)	(155,540,284)
Institutional Class	(427,168)	(17,704,825)	(912,683)	(39,262,618)
		$(86,774,498)		$(231,262,309)

F. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS CROCI® International Fund	|	39

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche DWS International Fund, Inc. and Shareholders of DWS CROCI International Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS CROCI International Fund (the “Fund”) (one of the funds constituting Deutsche DWS International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS International Fund, Inc.) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended August 31, 2016, August 31, 2017 and August 31, 2018, were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

40	|	DWS CROCI® International Fund

material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

October 28, 2020

DWS CROCI® International Fund	|	41

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2020 to August 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

42	|	DWS CROCI® International Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,021.60	$1,021.90	$1,018.00	$1,023.60	$1,023.00	$1,024.00
Expenses Paid per $1,000*	$5.95	$5.64	$9.54	$3.81	$4.47	$3.71

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,019.25	$1,019.56	$1,015.69	$1,021.37	$1,020.71	$1,021.47
Expenses Paid per $1,000*	$5.94	$5.63	$9.53	$3.81	$4.47	$3.71

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS CROCI® International Fund	1.17%	1.11%	1.88%	.75%	.88%	.73%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

The Fund paid foreign taxes of $1,052,942 and earned $10,011,501 of foreign source income during the year ended August 31, 2020. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.09 per share as foreign taxes paid and $0.89 per share as income earned from foreign sources for the year ended August 31, 2020.

For federal income tax purposes, the Fund designates $18,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS CROCI® International Fund	|	43

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS CROCI® International Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

44	|	DWS CROCI® International Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

DWS CROCI® International Fund	|	45

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

46	|	DWS CROCI® International Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

DWS CROCI® International Fund	|	47

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

48	|	DWS CROCI® International Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

DWS CROCI® International Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

50	|	DWS CROCI® International Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

DWS CROCI® International Fund	|	51

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer (2017–present), and Interested Director (since June 25, 2020), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.; formerly: Vice President for the Deutsche Funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)

52	|	DWS CROCI® International Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS CROCI® International Fund	|	53

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

54	|	DWS CROCI® International Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUITX	SUICX	SCINX	SUIIX
CUSIP Number	25156G 673	25156G 434	25156G 699	25156G 715	25156G 731
Fund Number	468	1768	768	2068	1468

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SUIRX
CUSIP Number	25156G 582
Fund Number	1668

DWS CROCI® International Fund	|	55

DCIF-2

(R-023991-10 10/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CROCI International Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$61,433	$0	$8,989	$0
2019	$61,433	$0	$7,961	$11,250

The above “Tax Fees” were billed for professional services rendered for tax preparation. “All Other Fees Billed to the Fund” were billed in connection with foreign withholdings tax reclaim filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,989	$625,431	$0	$634,420
2019	$19,211	$740,482	$0	$759,693

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS CROCI® International Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2020